Exhibit 99.2
Bob Evans Farms, Inc.
Earnings Release Fact Sheet (unaudited)
Fiscal 2009 — Quarter 2
Note: amounts are in thousands, except per share amounts
Second quarter (Q2), ended October 24, 2008, compared to the corresponding period a year ago:

	Consolidated Results				Restaurant		Food Products
	Q2	% of	Q2	% of	Q2	Q2	Q2	Q2
	2009	sales	2008	sales	2009	2008	2009	2008
Net sales	$435,455		$426,255		$357,230	$356,168	$78,225	$70,087

Cost of sales	137,219	31.5%	127,978	30.0%	25.3%	25.6%	59.7%	52.4%
Operating wages	150,377	34.5%	149,483	35.1%	39.7%	39.7%	11.1%	11.4%
Other operating	71,204	16.3%	69,951	16.4%	18.8%	18.5%	5.2%	5.6%
S,G & A	35,998	8.3%	33,906	8.0%	5.6%	5.8%	20.3%	19.0%
Depr. & amort.	20,375	4.7%	18,973	4.4%	5.2%	4.8%	2.5%	2.8%

Operating income	20,282	4.7%	25,964	6.1%	5.4%	5.6%	1.2%	8.8%

Interest	3,434	0.8%	2,661	0.6%

Pre-tax income	16,848	3.9%	23,303	5.5%

Income taxes	5,509	1.3%	7,819	1.9%

Net income	$11,339	2.6%	$15,484	3.6%

EPS — basic	$0.37		$0.45
EPS — diluted	$0.37		$0.45

Dividends paid per share	$0.14		$0.14

Weighted average shares outstanding:

Basic	30,822		34,091
Dilutive stock options	108		261

Diluted	30,930		34,352

Shares outstanding at quarter end	30,795		33,509

•	Income taxes, as a percentage of pre-tax income, were 32.7% vs. 33.6%
Fiscal 2009 — Quarter 2 1

Consolidated Review:
•	Net sales increased 2.2% ($435.5 million vs. $426.3 million).

•	Operating income decreased 21.9% ($20.3 million vs. $26.0 million).

•	Pre-tax income decreased 27.7% ($16.8 million vs. $23.3 million).

•	Effective tax rate was 32.7% compared to 33.6%.

•	Net income decreased 26.8% ($11.3 million vs. $15.5 million).

•	Diluted EPS was $0.37 vs. $0.45.

•	The second quarter results include the impact of the following (dollars in thousands):
o	Consolidated and restaurant results for the second quarters of fiscal 2009 and 2008 included net pre-tax gains of $0.7 million and $1.0 million, respectively, on asset disposals that are reflected in S,G&A.

o	The company adopted SFAS 123(R), which requires the expensing of stock options, in the first quarter of FY07. The company significantly reduced the issuance of stock options and implemented a performance incentive plan which predominantly uses restricted stock as the award. The pre-tax expenses of adopting SFAS 123(R) and issuing awards under the plan are:
(amounts in thousands)

	Q2 FY 09	Q2 FY 08	Total FY 09	Total FY 08
	Actual *	Actual *	Estimated	Actual
Stock options	$170	$125	$1,253	$810
New plan (excluding options)	848	613	6,482	5,470

Total	$1,018	$738	$7,735	$6,280

*	Expense is reflected in S, G & A: $806 and $532 in 2009 and 2008, respectively, in the restaurant segment and $212 and $206 in 2009 and 2008, respectively, in the food products segment.
Fiscal 2009 — Quarter 2 2

Restaurant Review:
•	Overall restaurant sales increased 0.3% ($357.2 million vs. $356.2 million).
•	Nominal same-store sales decreased 0.5% at Bob Evans Restaurants and decreased 8.3% at Mimi’s.
•	Operating income decreased 2.3% ($19.4 million vs. $19.8 million).
•	Operating margin was 5.4% compared to 5.6%.
•	Restaurants in operation at quarter end were: 570 Bob Evans Restaurants and 139 Mimi’s. 579 Bob Evans Restaurants and 118 Mimi’s were in operation a year ago.
•	Restaurant openings, by quarter:
Bob Evans Restaurants:

Fiscal	Beginning							Full			Ending
Year	Total	Q1	Q2	Q3		Q4		Year		Closings	Total
2009	571	0	0	0	e	1	e	1	e	1	571	e
2008	579	0	0	1		1		2		10	571
2007	587	4	1	3		2		10		18	579
2006	591	6	6	3		5		20		24	587
2005	558	11	12	10		4		37		4	591
Mimi’s Cafes:

Fiscal	Beginning							Full			Ending
Year	Total	Q1	Q2	Q3		Q4		Year		Closings	Total
2009	132	3	4	2	e	3	e	12	e	0	144	e
2008	115	1	2	8		6		17		0	132
2007	102	2	1	3		7		13		0	115
2006	92	1	2	1		6		10		0	102
2005	81	0	3	4		4		11		0	92
Consolidated Restaurants:

Fiscal	Beginning							Full			Ending
Year	Total	Q1	Q2	Q3		Q4		Year		Closings	Total
2009	703	3	4	2	e	4	e	13	e	1	715	e
2008	694	1	2	9		7		19		10	703
2007	689	6	2	6		9		23		18	694
2006	683	7	8	4		11		30		24	689
2005	639	11	15	14		8		48		4	683
Fiscal 2009 — Quarter 2 3

•	Rebuilt restaurant openings, by quarter:

Fiscal
Year	Q1	Q2	Q3		Q4		Full Year
2009	1	3	0	e	0	e	4	e
2008	2	2	1		3		8
2007	1	1	1		1		4
2006	6	4	3		1		14
2005	3	5	0		2		10
•	Bob Evans Restaurants same-store sales analysis (24-month core; 546 restaurants):

	Fiscal 2009			Fiscal 2008			Fiscal 2007
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real
May	4.4	2.8	1.6	0.9	2.0	(1.1)	(1.2)	3.1	(4.3)
June	0.9	2.9	(2.0)	4.0	2.6	1.4	(4.1)	3.0	(7.1)
July	1.1	2.9	(1.8)	4.4	2.6	1.8	(5.6)	3.0	(8.6)

Q1	2.0	2.9	(0.9)	3.2	2.4	0.8	(3.9)	3.0	(6.9)

August	(0.6)	2.9	(3.5)	4.3	2.6	1.7	(4.2)	3.0	(7.2)
September	0.1	2.9	(2.8)	0.4	2.6	(2.2)	5.0	2.4	2.6
October	(0.9)	2.9	(3.8)	(1.9)	1.8	(3.7)	3.0	2.4	0.6

Q2	(0.5)	2.9	(3.4)	0.7	2.3	(1.6)	1.3	2.6	(1.3)

November				2.1	2.8	(0.7)	0.6	1.9	(1.3)
December				1.1	3.2	(2.1)	3.3	1.3	2.0
January				1.2	2.3	(1.1)	2.4	2.3	0.1

Q3				1.5	2.8	(1.3)	2.1	1.8	0.3

February				3.3	2.4	0.9	(0.7)	2.4	(3.1)
March				0.1	2.4	(2.3)	1.2	2.4	(1.2)
April				1.7	2.4	(0.7)	2.1	1.9	0.2

Q4				1.7	2.4	(0.7)	1.0	2.2	(1.2)

Fiscal year				1.8	2.5	(0.7)	0.1	2.4	(2.3)
Fiscal 2009 — Quarter 2 4

•	Mimi’s Cafe same-store sales analysis (24-month core; 102 restaurants):

	Fiscal 2009			Fiscal 2008			Fiscal 2007
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real
May	(5.0)	2.6	(7.6)	(0.4)	4.0	(4.4)	0.3	2.5	(2.2)
June	(6.0)	2.7	(8.7)	(0.1)	4.0	(4.1)	(1.0)	2.5	(3.5)
July	(8.1)	2.7	(10.8)	(1.5)	3.9	(5.4)	1.9	2.6	(0.7)

Q1	(6.5)	2.7	(9.2)	(0.7)	4.0	(4.7)	0.4	2.5	(2.1)

August	(7.2)	2.7	(9.9)	(1.9)	3.9	(5.8)	0.5	2.6	(2.1)
September	(8.2)	2.7	(10.9)	(2.0)	3.9	(5.9)	3.3	2.4	0.9
October	(9.3)	2.8	(12.1)	(0.8)	3.7	(4.5)	2.2	2.7	(0.5)

Q2	(8.3)	2.7	(11.0)	(1.5)	3.8	(5.3)	2.0	2.6	(0.6)

November				(1.9)	2.8	(4.7)	2.2	2.9	(0.7)
December				(1.8)	2.8	(4.6)	2.7	3.4	(0.7)
January				(2.4)	2.2	(4.6)	2.8	4.7	(1.9)

Q3				(2.0)	2.6	(4.6)	2.6	3.6	(1.0)

February				(5.2)	2.1	(7.3)	2.6	4.6	(2.0)
March				(4.3)	2.6	(6.9)	(0.2)	5.0	(5.2)
April				(6.0)	2.6	(8.6)	1.3	5.0	(3.7)

Q4				(5.3)	2.4	(7.7)	1.2	4.9	(3.7)

Fiscal year				(2.4)	3.2	(5.6)	1.6	3.4	(1.8)
•	Key restaurant sales data (core restaurants only):

	Bob Evans
	Restaurants	Mimi’s
Average annual store sales ($) — FY08	$1,784,000	$3,350,000

Q2 FY09 day part mix (%):
Breakfast	32%	21%
Lunch	36%	40%
Dinner	32%	39%

Q2 FY09 check average ($)	$7.93	$10.71
•	Quarterly restaurant sales by concept:

Q2 2009
Bob Evans Restaurants	$257,224,000
Mimi’s Cafes	100,006,000

Total	$357,230,000
Fiscal 2009 — Quarter 2 5

Food Products Review:
•	Net sales increased 11.6% ($78.2 million vs. $70.1 million).

•	Comparable pounds sold increased 11%.

•	Operating income decreased significantly ($0.9 million vs. $6.1 million).

•	Operating margin was 1.2% compared to 8.8%.

•	Average sow cost increased 27% ($51.00 per cwt vs. $40.00 per cwt). Historical sow cost review (average cost per hundredweight):

Fiscal Year	Q1	Q2	Q3	Q4	Average
2009	$29.00	$51.00			$40.00
2008	$42.00	$40.00	$31.00	$27.00	$35.00
2007	$37.00	$41.00	$39.00	$36.00	$38.00
2006	$48.00	$46.00	$43.00	$37.00	$43.00
•	Comparable pounds sold review (principally sausage products and refrigerated potatoes):

Fiscal Year	Q1	Q2	Q3	Q4	Average
2009	13%	11%			13%
2008	4%	2%	8%	5%	5%
2007	13%	11%	4%	5%	8%
2006	6%	10%	12%	11%	10%
•	Net sales review (dollars in thousands):

	Q2	Q2
	2009	2008
Gross sales	$95,119	$82,976

Less: promotions	(15,653)	(11,240)

Less: returns and allowances	(1,241)	(1,649)

Net sales	$78,225	$70,087
Fiscal 2009 — Quarter 2 6

Balance Sheet Summary:

(in thousands)	Oct. 24, 2008	April 25, 2008
Cash and equivalents	$14,596	$7,669
Assets held for sale	570	1,179
Other current assets	69,334	62,635
Net property, plant and equipment	1,004,936	998,402
Goodwill and other intangible assets	112,276	112,686
Other non-current assets	23,752	24,465

Total assets	$1,225,464	$1,207,036

Current portion of long-term debt	$26,904	$26,904
Line of credit	102,700	138,500
Other current liabilities	150,337	160,800
Long-term debt	176,192	133,096
Other long-term liabilities	136,204	135,111
Stockholders’ equity	633,127	612,625

Total liabilities and equity	$1,225,464	$1,207,036
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Certain statements in this report that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events. We discuss these factors and events, along with certain other risks, uncertainties and assumptions, under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 25, 2008, and in our other filings with the Securities and Exchange Commission. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. Predicting or identifying all such risk factors is impossible. Consequently, investors should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.
Fiscal 2009 — Quarter 2 7